EXHIBIT 7(A)

                               CUSTODIAN CONTRACT


                  This Contract between PAX WORLD HIGH YIELD FUND, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 222 State Street, Portsmouth, NH 03801, hereinafter called the "Fund", and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal place of business at 225 Franklin Street, Boston, MA 02110, hereinafter called the "Custodian",


                  WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.       EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

                  The Fund hereby employs the Custodian as the custodian of its assets, including securities it desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Articles of Incorporation. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of capital stock, $ 1.00 par value, ("Shares") of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

                  Upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodians for the Fund's securities and other assets the foreign banking institutions and foreign securities depositories designated in Schedule "A" hereto but only in accordance with the provisions of Article 3.

2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

         2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, to be held by it in the United States, including all domestic investments owned by the Fund, other than (a) securities which are maintained pursuant to Section 2.8 in a clearing agency registered with the Securities and Exchange Commission ("SEC") under Section 17A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies (each, a "U.S. Securities System") and (b) commercial paper of an issuer for which the Custodian acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to Section 2.9.

         2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by the Fund held by the Custodian or in a U.S. Securities System account ("U.S. Securities System Account") of the Custodian or in the Custodian's Direct Paper book-entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:


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                  1)      Upon sale of such securities for the account of the
                          Fund and receipt of payment therefor;

                  2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

                  3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

                  4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

                  5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

                  6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
                          Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

                  7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

                  8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

                  9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

                  10) For delivery in connection with any loans of securities made by the Fund, BUT ONLY against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;


                  11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, BUT ONLY against receipt of amounts borrowed;


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                  12)     For delivery in accordance with the provisions of any
                          agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

                  13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund;

                  14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the Fund's currently effective prospectus and statement of additional information ("prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

                  15) For any other proper corporate purpose, BUT ONLY upon receipt of Proper Instructions specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

         2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.


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         2.5      COLLECTION OF INCOME. Subject to the provisions of Section
                  2.3, the Custodian shall collect on a timely basis all income and other payments with respect to United States registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to United States bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on United States securities loaned pursuant to the provisions of Section 2.2
                  (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

         2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:

                  1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities, or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in
                           Section 2.8 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.9; (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or
                           (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

                  2) In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in
                           Section 2.2 hereof;

                  3) For the redemption or repurchase of Shares issued by the Fund as set forth in Article 4 hereof;

                  4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

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                  5)       For the payment of any dividends declared pursuant to
                           the governing documents of the Fund;

                  6) For payment of the amount of dividends received in respect of securities sold short;

                  7) For any other proper purpose, BUT ONLY upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

         2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; PROVIDED, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

         2.8 DEPOSIT OF SECURITIES IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the SEC under Section 17A of the Exchange Act, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "U.S. Securities System" in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

                  1) The Custodian may keep domestic securities of the Fund in a U.S. Securities System provided that such securities are represented in an account ("Account") of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                  2) The records of the Custodian with respect to domestic securities of the Fund which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Fund;

                  3) The Custodian shall pay for domestic securities purchased for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic securities sold for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the Account, and
                           (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the U.S. Securities System of transfers of domestic securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Fund.

                  4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding domestic securities deposited in the U.S. Securities System;


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                  6)      Anything to the contrary in this Contract
                          notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

         2.9 FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

                  1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

                  2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                  3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

                  4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

                  5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the U.S. Securities System for the account of the Fund;

                  6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time;

         2.10 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act (the "Commodity Exchange Act")), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in

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                  connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, BUT ONLY, in the case of clause (iv), upon receipt of Proper Instructions setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

         2.11 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Fund held by it and in connection with transfers of such securities.

         2.12 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

         2.13 COMMUNICATIONS RELATING TO FUND PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the domestic securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

         2.14 REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including domestic securities deposited and/or maintained in a U.S. Securities System, relating to the services provided by the Custodian under this Contract; such reports shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD OUTSIDE OF THE UNITED STATES

         3.1 APPOINTMENT OF FOREIGN SUB-CUSTODIANS. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Fund's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in Section 5 of this Contract, together with an approval by the Fund signed by an authorized officer of the Fund, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to


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                  cease the employment of any one or more such sub-custodians for maintaining custody of the Fund's assets.

         3.2 ASSETS TO BE HELD. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian.

         3.3 FOREIGN SECURITIES SYSTEMS. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Fund shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside the United States (each, a "Foreign Securities System") only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof (Foreign Securities Systems and U.S. Securities Systems are collectively referred to herein as the "Securities System"). Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

         3.4 HOLDING SECURITIES. The Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, PROVIDED HOWEVER, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the foreign sub-custodian or of others.

         3.5 AGREEMENTS WITH FOREIGN BANKING INSTITUTIONS. Each agreement with a foreign banking institution shall provide that: (a) the Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration;
                  (b) beneficial ownership of the Fund's assets will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the Fund;
                  (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Fund held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

         3.6 ACCESS OF INDEPENDENT ACCOUNTANTS OF THE FUND. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

         3.7 REPORTS BY CUSTODIAN. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund's securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

         3.8 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and 2.6 of this Contract shall apply, MUTATIS MUTANDIS to the foreign securities of the Fund held outside the United States by foreign sub-custodians. (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer. (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

         3.9 LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

         3.10 LIABILITY OF CUSTODIAN. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by Section 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this Section 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

         3.11 REIMBURSEMENT FOR ADVANCES. If the Fund requires the Custodian to advance cash or securities for any purpose including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement.


         3.12 MONITORING RESPONSIBILITIES. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian.


         3.13 BRANCHES OF U.S. BANKS. (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Fund assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by
                  Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract. (b) Cash held for the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

         3.14 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4.       PAYMENTS FOR REPURCHASES OR REDEMPTIONS AND SALES OF SHARES OF THE FUND

                  From such funds as may be available for the purpose but subject to the limitations of the Articles of Incorporation and any applicable votes of the Board of Directors of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of the Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

                  The Custodian shall receive from the distributor for the Fund's Shares or from the Transfer Agent of the Fund and deposit into the Fund's account such payments as are received for Shares of the Fund issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund and the Transfer Agent of any receipt by it of payments for Shares of the Fund.

5.       PROPER INSTRUCTIONS

                  Proper Instructions as used herein means a writing signed or initialled by one or more person or persons as the Board of Directors shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the instructions are consistent with the security procedures agreed to by the Fund and the Custodian including, but not limited to, the security procedures selected by the Fund on the Funds Transfer Addendum to this Contract. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.10.

6.       ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

                  The Custodian may in its discretion, without express authority from the Fund:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, PROVIDED that all such payments shall be accounted for to the Fund;

         2) surrender securities in temporary form for securities in definitive form;

         3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Directors of the Fund.

7.       EVIDENCE OF AUTHORITY

                  The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Directors of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

                  The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Directors of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

9.       RECORDS

                  The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10.      OPINION OF FUND'S INDEPENDENT ACCOUNTANT

                  The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements of such Commission.

11.      COMPENSATION OF CUSTODIAN

                  The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

12.      RESPONSIBILITY OF CUSTODIAN

                  So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

                  Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Contract; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

                  The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract.

                  If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

                  If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement.

                  In no event shall the Custodian be liable for indirect, special or consequential damages.

13.      EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

                  This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; PROVIDED, however that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Articles of Incorporation, and further provided, that the Fund may at any time by action of its Board of Directors (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

                  Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

14.      SUCCESSOR CUSTODIAN

                  If a successor custodian shall be appointed by the Board of Directors of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

                  If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

                  In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

                  In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Directors to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

15.      INTERPRETIVE AND ADDITIONAL PROVISIONS

                  In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, PROVIDED that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

16.      MASSACHUSETTS LAW TO APPLY

                  This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of the Commonwealth of Massachusetts.

17.      PRIOR CONTRACTS

                  This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund's assets.

18.      REPRODUCTION OF DOCUMENTS

                  This Contract and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

19.      SHAREHOLDER COMMUNICATIONS ELECTION

                  SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

         YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

         NO [ ] The Custodian is not authorized to release the Fund's name, address, and share positions.

20.      DATA ACCESS SERVICES ADDENDUM

                  The Custodian and the Fund agree to be bound by the terms of the Data Access Services Addendum attached hereto.



[Remainder of page is intentionally left blank]

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the _____ day of _______________, 1999.


Attest:                                      PAX WORLD HIGH YIELD FUND, INC.

-------------------------------              By:
                                                 -------------------------------


Attest:                                      STATE STREET BANK AND TRUST COMPANY

-------------------------------              By:
                                                 -------------------------------

                                   SCHEDULE A
                                 17F-5 APPROVAL

         The Board of Directors of Pax World High Yield Fund, Inc. has approved certain foreign banking institutions and foreign securities depositories within State Street's Global Custody Network for use as subcustodians for the Fund's securities, cash and cash equivalents held outside of the United States. Board approval is as indicated by the Fund's Authorized Officer:

FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------
______              STATE STREET'S ENTIRE GLOBAL CUSTODY NETWORK LISTED BELOW

______              Argentina        Citibank, N.A.                                Caja de Valores S.A.

______              Australia        Westpac Banking Corporation                   Austraclear Limited

                                                                                   Reserve Bank Information and
                                                                                   Transfer System

______              Austria          Erste Bank der Oesterreichischen              Oesterreichische Kontrollbank AG
                                     Sparkassen AG                                 (Wertpapiersammelbank Division)

______              Bahrain          British Bank of the Middle East               None
                                     (as delegate of The Hongkong and
                                     Shanghai Banking Corporation Limited)

______              Bangladesh       Standard Chartered Bank                       None

______              Belgium          Generale de Banque                            Caisse Interprofessionnelle de
                                                                                   Depot et de Virement de Titres
                                                                                   S.A.

                                                                                   Banque Nationale de Belgique

______              Bermuda          The Bank of Bermuda Limited                   None

______              Bolivia          Banco Boliviano Americano S.A.                None

______              Botswana         Barclays Bank of Botswana Limited             None

______              Brazil           Citibank, N.A.                                Companhia Brasileira de
                                                                                   Liquidacao e Custodia

_______             Bulgaria         ING Bank N.V.                                 Central Depository AD
                                                                                   Bulgarian National Bank

______              Canada           State Street Trust Company Canada             The Canadian Depository for
                                                                                   Securities Limited



FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

______              Chile            Citibank, N.A.                                Deposito Central de Valores S.A.

______              People's         The Hongkong and Shanghai                     Shanghai Securities Central
                    Republic of      Banking Corporation Limited                   Clearing and Registration
                    China            Shanghai and Shenzhen branches                Corporation

                                                                                   Shenzhen Securities Central
                                                                                   Clearing Co., Ltd.

______              Colombia         Cititrust Colombia S.A.                        None
                                     Sociedad Fiduciaria

______              Costa Rica       Banco BCT S.A.                                 Central de Valores S.A. (CEVAL)

______              Croatia          Privredna Banka Zagreb d.d.                    Ministry of Finance

                                                                                    National Bank of Croatia

______              Cyprus           The Cyprus Popular Bank Ltd.                   None

______              Czech Republic   Ceskoslovenska Obchodni                        Stredisko cennych papiru
                                     Banka, A.S.                                    Czech National Bank


______              Denmark          Den Danske Bank                                Vaerdipapircentralen  (the Danish
                                                                                    Securities Center)

______              Ecuador          Citibank, N.A.                                 None

______              Egypt            National Bank of Egypt                         Misr Company for Clearing,
                                                                                    Settlement, and Central Depository

______              Estonia          Hansabank                                      Eesti Vaartpaberite
                                                                                    Keskdepositoorium

______              Finland          Merita Bank Limited                            The Finnish Central Securities
                                                                                    Depository

______              France           Banque Paribas                                 Societe Interprofessionnelle pour la
                                                                                    Compensation des Valeurs
                                                                                    Mobilieres (SICOVAM)

______              Germany          Dresdner Bank AG                               Deutsche Borse Clearing AG

______              Ghana            Barclays Bank of Ghana Limited                 None


FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

______              Greece           National Bank of Greece S.A.                  The Central Securities Depository
                                                                                   (Apothetirion Titlon AE)

                                                                                   The Bank of Greece, System for
                                                                                   Monitoring Transactions in
                                                                                   Securities in Book-Entry Form

______              Hong Kong        Standard Chartered Bank                       The Central Clearing and
                                                                                   Settlement System

                                                                                   Central Money Markets Unit

______              Hungary          Citibank Budapest Rt.                         The Central Depository and
                                                                                   Clearing  House (Budapest) Ltd.
                                                                                   (KELER)

______              Iceland          Icebank Ltd.                                   None

______              India            Deutsche Bank AG                               The National Securities Depository
                                                                                    Limited

______                               The Hongkong and Shanghai                      The National Securities Depository
                                     Banking Corporation Limited                    Limited

______              Indonesia        Standard Chartered Bank                        Bank Indonesia

______              Ireland          Bank of Ireland                                Central Bank of Ireland Securities
                                                                                    Settlement Office

______              Israel           Bank Hapoalim B.M.                             The Tel Aviv Stock Exchange
                                                                                    Clearing House Ltd.

                                                                                    Bank of Israel

______              Italy            Banque Paribas                                 Monte Titoli S.p.A.

                                                                                    Banca d'Italia

______              Ivory Coast      Societe Generale de Banques                    Depositaire Central -
                                     en Cote d'Ivoire                               Banque de Reglement

______              Jamaica          Scotiabank Jamaica Trust                       The Jamaican Central Securities
                                     and Merchant Bank Ltd.                         Depository


FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

______              Japan            The Fuji Bank, Limited                        Japan Securities Depository Center
                                                                                   (JASDEC)

                                                                                   Bank of Japan Net System

______                               Sumitomo Bank, Ltd.                           Japan Securities Depository Center
                                                                                   (JASDEC)

                                                                                   Bank of Japan Net System

______              Jordan           British Bank of the Middle East               None
                                     (as delegate of The Hongkong and
                                     Shanghai Banking Corporation Limited)

______              Kenya            Barclays Bank of Kenya Limited                Central Bank of Kenya

______              Republic of      The Hongkong and Shanghai                     Korea Securities Depository
                    Korea            Banking Corporation Limited                   Corporation

______              Latvia           JSC Hansabank-Latvija                         The Latvian Central Depository

______              Lebanon          British Bank of the Middle East               The Custodian and Clearing
                                     (as delegate of The Hongkong and              Centerof Financial Instruments for
                                     Shanghai Banking Corporation                  the Middle East (MIDCLEAR)
                                     Limited)                                      S.A.L.

                                                                                   The Central Bank of Lebanon

______              Lithuania        Vilniaus Bankas AB                            The Central Securities Depository
                                                                                   of Lithuania

______              Malaysia         Standard Chartered Bank                       The Malaysian Central Depository
                                     Malaysia Berhad                               Sdn. Bhd.

                                                                                   Bank Negara Malaysia, Scripless
                                                                                   Securities Trading and Safekeeping
                                                                                   Systems

______              Mauritius        The Hongkong and Shanghai                     The Central Depository &
                                     Banking Corporation Limited                   Settlement Co. Ltd.

______              Mexico           Citibank Mexico, S.A.                         S.D. INDEVAL, S.A. de C.V.
                                                                                   (Instituto para el Deposito de
                                                                                   Valores)

______              Morocco          Banque Commerciale du Maroc                   Maroclear



FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

______              The Netherlands  MeesPierson N.V.                               Nederlands Centraal Instituut voor
                                                                                    Giraal Effectenverkeer B.V.
                                                                                    (NECIGEF)

                                                                                    De Nederlandsche Bank N.V.

______              New Zealand      ANZ Banking Group                              New Zealand Central Securities
                                     (New Zealand) Limited                          Depository Limited

______              Norway           Christiania Bank og                            Verdipapirsentralen  (the
                                     Kreditkasse                                    Norwegian Registry of Securities)

______              Oman             British Bank of the Middle East                Muscat Securities Market
                                     (as delegate of The Hongkong and
                                     Shanghai Banking Corporation Limited)

______              Pakistan         Deutsche Bank AG                               Central Depository Company of
                                                                                    Pakistan Limited

______              Peru             Citibank, N.A.                                 Caja de Valores y Liquidaciones
                                                                                    S.A. (CAVALI)

_____               Philippines      Standard Chartered Bank                        The Philippines Central
                                                                                    Depository, Inc.

                                                                                    The Registry of Scripless Securities
                                                                                    (ROSS) of the Bureau of the
                                                                                    Treasury

______              Poland           Citibank (Poland) S.A.                         The National Depository of
                                                                                    Securities (Krajowy Depozyt
                                                                                    Papierow Wartosciowych)

                                                                                    Central Treasury Bills Registrar

______                               Bank Polska Kasa Opieki S.A.                   The National Depository of
                                                                                    Securities (Krajowy Depozyt
                                                                                    Papierow Wartosciowych)

                                                                                    Central Treasury Bills Registrar

______              Portugal         Banco Comercial Portugues                      Central de Valores Mobiliarios
                                                                                    (Central)


FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

_______             Romania          ING Bank N.V.                                 National Securities Clearing,
                                                                                   Settlement and Depository
                                                                                   Company

                                                                                   Bucharest Stock Exchange
                                                                                   Registry Division

________            Russia           Credit Suisse First Boston AO, Moscow         None
                                     (as delegate of Credit Suisse
                                     First Boston, Zurich)

______              Singapore        The Development Bank                          The Central Depository (Pte)
                                     of Singapore Limited                          Limited

                                                                                   Monetary Authority of Singapore

______              Slovak Republic  Ceskoslovenska Obchodni                       Stredisko Cennych Papierov
                                     Banka, A.S.

                                                                                   National Bank of Slovakia

______              Slovenia         Bank Austria d.d. Ljubljana                   Klirinsko Depotna Druzba d.d.

______              South Africa     Standard Bank of South Africa Limited         The Central Depository Limited

______              Spain            Banco Santander, S.A.                         Servicio de Compensacion y
                                                                                   Liquidacion de Valores, S.A.

                                                                                   Banco de Espana, Central de
                                                                                   Anotaciones en Cuenta

______              Sri Lanka        The Hongkong and Shanghai                     Central Depository System
                                     Banking Corporation Limited                   (Pvt) Limited

______              Swaziland        Standard Bank Swaziland Limited                None

______              Sweden           Skandinaviska Enskilda Banken                  Vardepapperscentralen AB (the
                                                                                    Swedish Central Securities
                                                                                    Depository)

______              Switzerland      UBS AG                                         Schweizerische Effekten - Giro AG




FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

______              Taiwan           Central Trust of China                        The Taiwan Securities Central OR
                    - ROC                                                          Depository Co., Ltd.

______                                ------------------------------
                                     (Client Designated Subcustodian)

______              Thailand         Standard Chartered Bank                       Thailand Securities Depository Company
                                                                                   Limited
______              Trinidad         Republic Bank Limited                         None
                    & Tobago

______              Tunisia          Banque Internationale                         Societe Tunisienne Interprofessionelle de
                                     Arabe de Tunisie                              Compensation et de Depot de Valeurs
                                     Mobilieres

______              Turkey           Citibank, N.A.                                Takas ve Saklama Bankasi A.S.
                                                                                   (TAKASBANK)

                                                                                   Central Bank of Turkey

______                               Ottoman Bank                                  Takas ve Saklama Bankasi A.S.
                                                                                   (TAKASBANK)

                                                                                   Central Bank of Turkey

______              Ukraine          ING Bank, Ukraine                             The National Bank of Ukraine

______              United           State Street Bank and Trust                   None
                    Kingdom          Company, London branch

                                                                                   The Bank of England, The Central Gilts
                                                                                   Office and The Central Moneymarkets
                                                                                   Office

______              Uruguay          Citibank, N.A.                                None

______              Venezuela        Citibank, N.A.                                Central Bank of Venezuela

______              Zambia           Barclays Bank of Zambia                       Lusaka Central Depository Limited
                                     Limited
                                                                                   Bank of Zambia

______              Zimbabwe         Barclays Bank of Zimbabwe                     None
                                     Limited

______              Euroclear  (The Euroclear System)/State Street London Limited



FUND
OFFICER
INITIALS            COUNTRY                   SUBCUSTODIAN                                CENTRAL DEPOSITORY
--------            -------                   ------------                                ------------------

______              Cedel, S.A. (Cedel Bank, societe anonyme)/State Street London Limited


CERTIFIED BY:

-----------------------------------------------                                         -----------------------
FUND'S AUTHORIZED OFFICER                                                               DATE